                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    6.45351%
POOL NUMBER:  Group 1 = 1864
____________________________________________________________________________________________

ISSUE DATE:  05/28/2002
CERTIFICATE BALANCE AT ISSUE:    $687,355,859.44

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     570                         $250,440,254.78
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $233,910.10
Unscheduled Principal Collection/Reversals                            $37,155.82
Liquidations-in-full                                      67      $30,303,520.41
Net principal Distributed                                         $30,574,586.33    ($30,574,586.33)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        503                         $219,865,668.45

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,465,145.47

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $117,644.73

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $31,922,087.07

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    6.45351%
POOL NUMBER:  Group 1 = 1864
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $30,574,586.33     $1,347,500.74             $0.00     $1,347,500.74             $0.00    $31,922,087.07

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,561,779.00             $0.00             $0.00             $0.00     $9,561,779.00
Bankruptcy Bond
   Single-Units           $136,000.00             $0.00             $0.00             $0.00       $136,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $6,873,558.00             $0.00             $0.00             $0.00     $6,873,558.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    3      $1,214,047.93         0              $0.00         2      $1,296,049.13

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    2      $1,296,049.13         1        $388,850.67         0              $0.00

The Class Principal Balances of each Class of the Class IB1, IB2, IB3, IB4,
IB5, IB6 Certificates immediately after the principal and interest distribution on 06/25/2003 are as follows:

                Class       Class Principal Balance
                IB1               $10,192,944.11
                IB2                $3,737,083.30
                IB3                $2,717,788.88
                IB4                $1,358,400.13
                IB5                $1,019,294.42
                IB6                $1,361,240.79
                              __________________
                Total             $20,386,751.64
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of May 31, 2003):

SERIES:  2002-s3                POOL NUMBER:  Group 1 = 1864

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $219,865,668.45**        $1,602,898.60***        $1,214,047.93***
Number:                         1427                      4                       3
% of Pool:                    100.00%                  0.73%                   0.55%
(Dollars)
% of Pool:                    100.00%                  0.28%                   0.21%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***          $388,850.67***
Number:                           0                       0                       1
% of Pool:                    0.00%                    0.00%                   0.18%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.07%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all June 01, 2003 scheduled payments and May 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
May 31, 2003.

Trading Factor, calculated as of distribution date : 0.23501812.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including June 01, 2003, and unscheduled prepayments in months prior to June ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    5.97925%
POOL NUMBER:  Group 2 = 1865
____________________________________________________________________________________________

ISSUE DATE:  05/28/2002
CERTIFICATE BALANCE AT ISSUE:    $248,170,600.17

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     183                          $78,866,020.20
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $306,449.81
Unscheduled Principal Collection/Reversals                           $163,620.29
Liquidations-in-full                                      23       $9,588,890.17
Net principal Distributed                                         $10,058,960.27    ($10,058,960.27)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        160                          $68,807,059.93

SCHEDULED INTEREST AT MORTGAGE RATE:                                 $429,377.72

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $36,305.56

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $10,452,032.43

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2003 DISTRIBUTION REPORT

SERIES:  wamu 2002-s3                                  WEIGHTED AVERAGE PC RATE:    5.97925%
POOL NUMBER:  Group 2 = 1865
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $10,058,960.27       $393,072.16             $0.00       $393,072.16             $0.00    $10,452,032.43

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $3,422,519.00             $0.00             $0.00             $0.00     $3,422,519.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $2,481,706.00             $0.00             $0.00             $0.00     $2,481,706.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    3      $1,913,019.71         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4,
IIB5, IIB6 Certificates immediately after the principal and interest distribution on 06/25/2003 are as follows:

                Class       Class Principal Balance
                IIB1               $1,776,084.42
                IIB2                 $355,026.01
                IIB3                 $355,026.01
                IIB4                 $236,684.02
                IIB5                 $118,342.01
                IIB6                 $238,099.50
                              __________________
                Total              $3,079,261.98
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of May 31, 2003):

SERIES:  2002-s3                POOL NUMBER:  Group 2 = 1865

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $68,807,059.93**        $1,913,019.71***        $1,913,019.71***
Number:                          483                      3                       3
% of Pool:                    100.00%                  2.78%                   2.78%
(Dollars)
% of Pool:                    100.00%                  0.62%                   0.62%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all June 01, 2003 scheduled payments and May 01, 2003 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
May 31, 2003.

Trading Factor, calculated as of distribution date : 0.07354903.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including June 01, 2003, and unscheduled prepayments in months prior to June ) can be calculated.